REVERSE TAKEOVER	12 Months Ended
Mar. 31, 2022
REVERSE TAKEOVER
REVERSE TAKEOVER

4. REVERSE TAKEOVER

On October 1, 2020, FTP completed its previously announced going public transaction (the “Transaction”) pursuant to the terms of an agreement entered into on August 21, 2020 between FTP, Newton and Newton Subco. On September 30, 2020, immediately prior to the closing of the Transaction, Newton filed articles of amendment to: (i) consolidate its outstanding common shares on an eight (8) old for one (1) new basis; and (ii) change its name from Newton Energy Corporation to "Field Trip Health Ltd.".

The Transaction constituted a Reverse Takeover by way of a three-cornered amalgamation under applicable securities law, with FTP as the reverse takeover acquirer and Newton as the reverse takeover acquiree.

Pursuant to the terms of the agreement, Newton acquired all the issued and outstanding common shares of FTP. Holders of FTP common shares received one post-consolidation common share of Newton in exchange for each FTP share held. Newton became the direct parent and sole shareholder of FTP, changed its year end from December 31 to March 31 and continued under the Canada Business Corporations Act by Certificate and Articles of Continuance.

In connection with the completion of the Transaction, Newton common shares listed on the NEX board of the Toronto Stock Exchange Venture Exchange (“TSXV”) were delisted on September 30, 2020. Field Trip Health Ltd. shares commenced trading on the CSE on October 6, 2020, under the stock symbol FTRP.

The Transaction does not constitute a business combination as Newton does not meet the definition of a business under IFRS 3, Business Combinations. Immediately after the Transaction, shareholders of FTP owned 100% of the voting rights of Newton. As a result, the Transaction has been accounted for as a capital transaction with FTP being identified as the accounting acquirer and the equity consideration being measured at fair value, using the acquisition method of accounting. The Transaction has been accounted for in the consolidated financial statements as a continuation of the financial statements of FTP.

Purchase price consideration

FTP is deemed to have acquired the former Newton as part of the Transaction. The Transaction was accounted for using the acquisition method of accounting whereby the assets acquired, and liabilities assumed were recorded at their estimated fair value at the acquisition date. The acquisition did not meet the criteria for a business combination and is therefore treated a recapitalization under the scope of IFRS 2, Share Based Payments. The consideration consisted entirely of shares and options of Field Trip Health Ltd. which were measured at the estimated fair value on the date of acquisition. The fair value of the Common Shares issued to the former Newton shareholders was determined to be $1,590,212 based on the fair value of the shares issued (795,106 shares at $2.00 per share). The fair value of the Newton Options was determined to be $74,982 using a Black Scholes model based on the following assumptions: Stock price volatility – 70%; Risk-free interest rate – 0.29 – 0.33%; Stock price at October 1, 2020 – $2.00 and an expected life of 2.52 – 3.86 years. In connection with the acquisition of Newton, the Company incurred transaction costs of $571,435, of which $375,713 was settled in cash and the remaining $195,722 in Company stock options.

Total
$
Consideration: Newton Commons Shares	1,590,212
Consideration: Newton Options	74,982
Total consideration	1,665,194
Transaction costs	571,435
2,236,629
Identifiable assets acquired: Newton Cash	66,487
Listing Expense	2,170,142